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                                                                  Exhibit 10(b).


                               CONSENT OF COUNSEL


       I hereby consent to the reference to me in Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account B under the caption "Legal Matters" in the Statement of Additional Information contained therein.


                                   DAVID D. HORN, ESQ.


April 14, 1997